COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS

March 28, 2024 (Unaudited)*

		Shares	Value
COMMON STOCK—REAL ESTATE	103.7%
APARTMENT	8.7%
Apartment Income REIT Corp.(a)(b)		149,918	$4,867,837
Camden Property Trust(b)		58,710	5,777,064
Essex Property Trust, Inc.(a)(b)		17,630	4,316,000
Mid-America Apartment Communities, Inc.(a)(b)		14,815	1,949,358
UDR, Inc.(a)		164,156	6,141,076

			23,051,335

DATA CENTERS	12.7%
Digital Realty Trust, Inc.(a)(b)		130,748	18,832,942
Equinix, Inc.(a)(b)		18,209	15,028,434

			33,861,376

FREE STANDING	5.7%
NETSTREIT Corp.(a)		125,242	2,300,695
Realty Income Corp.(a)		238,936	12,926,438

			15,227,133

GAMING	4.1%
VICI Properties, Inc., Class A(a)(b)		366,226	10,909,873

HEALTH CARE	11.8%
Healthcare Realty Trust, Inc., Class A(a)(b)		421,349	5,962,088
Healthpeak Properties, Inc.		138,826	2,602,988
Welltower, Inc.(a)(b)		243,982	22,797,678

			31,362,754

HOTEL	1.7%
Host Hotels & Resorts, Inc.(a)(b)		222,817	4,607,856

INDUSTRIALS	12.2%
Americold Realty Trust, Inc.(a)(b)		198,482	4,946,171
EastGroup Properties, Inc.(a)		18,538	3,332,576
Prologis, Inc.(a)		185,730	24,185,761

			32,464,508

MANUFACTURED HOME	3.3%
Sun Communities, Inc.(a)(b)		69,371	8,919,723

OFFICE	1.0%
Highwoods Properties, Inc.(a)(b)		97,195	2,544,565

REGIONAL MALL	6.9%
Simon Property Group, Inc.(a)		117,203	18,341,098

SELF STORAGE	5.1%
Extra Space Storage, Inc.(a)(b)		57,398	8,437,506
Public Storage (a)(b)		17,826	5,170,610

			13,608,116

SHOPPING CENTER	2.5%
Kimco Realty Corp.(b)		65,573	1,285,886
Kite Realty Group Trust(a)(b)		245,663	5,325,974

			6,611,860

SINGLE FAMILY HOMES	5.8%
Invitation Homes, Inc.(a)(b)		437,483	15,578,770

		Shares	Value
SPECIALTY	4.5%
Iron Mountain, Inc.(a)(b)		149,592	$11,998,774

TELECOMMUNICATIONS	15.2%
American Tower Corp.(a)(b)		136,625	26,995,734
Crown Castle, Inc.(a)(b)		122,375	12,950,946
SBA Communications Corp., Class A(a)		2,536	549,551

			40,496,231

TIMBERLAND	2.5%
Rayonier, Inc.(b)		129,313	4,298,364
Weyerhaeuser Co.(a)		62,030	2,227,497

			6,525,861

TOTAL COMMON STOCK (Identified cost—$268,393,335)			276,109,833

PREFERRED SECURITIES—EXCHANGE-TRADED	8.3%
BANKING	1.5%
Bank of America Corp., 5.375%, Series KK(a)(c)		5,931	142,047
Bank of America Corp., 5.875%, Series HH(a)(c)		41,000	1,020,490
Bank of America Corp., 6.00%, Series GG(a)(c)		33,000	828,960
JPMorgan Chase & Co., 5.75%, Series DD(a)(c)		13,000	325,260
Wells Fargo & Co., 4.70%, Series AA(a)(c)		50,000	1,075,000
Wells Fargo & Co., 7.50%, Series L(c)		516	629,185

			4,020,942

BROKERAGE	1.6%
Morgan Stanley, 5.85%, Series K(a)(c)		38,838	970,562
Morgan Stanley, 6.375%, Series I(a)(c)		91,254	2,272,224
Morgan Stanley, 6.875%, Series F(a)(c)		25,000	629,000
Morgan Stanley, 7.125%, Series E(a)(c)		14,559	367,615

			4,239,401

CONSUMER STAPLE PRODUCTS	0.5%
CHS, Inc., 7.50%, Series 4(a)(c)		34,342	882,590
CHS, Inc., 7.875%, Series 1(a)(c)		14,862	398,450

			1,281,040

DIVERSIFIED	0.4%
DigitalBridge Group, Inc., 7.125%, Series J(a)(c)		14,993	351,736
DigitalBridge Group, Inc., 7.15%, Series I(a)(c)		31,976	744,401

			1,096,137

FINANCE	0.6%
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(a)(d)		19,840	524,768
Brookfield Oaktree Holdings LLC, 6.625%, Series A(a)(c)		25,216	602,662
TPG Operating Group II LP, 6.95%, due 3/15/64		20,000	525,600

			1,653,030

FREE STANDING	0.2%
Agree Realty Corp., 4.25%, Series A(c)		240	4,257
Realty Income Corp., 6.00%, Series A(c)		26,427	653,540

			657,797

INDUSTRIALS	0.4%
Rexford Industrial Realty, Inc., 5.875%, Series B(a)(c)		3,039	68,013

		Shares	Value
WESCO International, Inc., 10.625% to 6/22/25, Series A(a)(c)(d)		37,000	$973,470

			1,041,483

INSURANCE	1.0%
Allstate Corp., 7.375%, Series J(a)(c)		11,607	311,648
American Financial Group, Inc., 5.125%, due 12/15/59		6,096	139,416
American Financial Group, Inc., 5.875%, due 3/30/59		19,617	482,774
Athene Holding Ltd., 4.875%, Series D(a)(c)		24,721	459,563
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a)(c)(d)		32,110	798,255
Equitable Holdings, Inc., 4.30%, Series C(a)(c)		12,713	235,318
W R Berkley Corp., 4.125%, due 3/30/61(a)		10,339	201,507

			2,628,481

PIPELINES	0.6%
Energy Transfer LP, 7.60% to 5/15/24, Series E(a)(c)(d)		60,500	1,530,650

TELECOMMUNICATION SERVICES	1.3%
AT&T, Inc., 4.75%, Series C(a)(c)		84,754	1,704,403
AT&T, Inc., 5.00%, Series A(a)(c)		77,972	1,665,482

			3,369,885

UTILITIES	0.2%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(a)(d)		25,000	625,000

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$22,487,860)			22,143,846

		Principal Amount**
PREFERRED SECURITIES—OVER-THE-COUNTER	35.6%
BANKING	21.8%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a)(c)(d)(e)		600,000	596,385
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(c)(d)(e)		600,000	646,776
Banco Santander SA, 9.625% to 11/21/28 (Spain)(c)(d)(e)		400,000	427,972
Banco Santander SA, 9.625% to 5/21/33 (Spain)(c)(d)(e)		600,000	662,375
Bank of America Corp., 4.375% to 1/27/27, Series RR(a)(c)(d)		205,000	192,688
Bank of America Corp., 6.10% to 3/17/25, Series AA(a)(c)(d)		538,000	540,831
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(c)(d)		489,000	491,558
Bank of America Corp., 6.25% to 9/5/24, Series X(a)(c)(d)		841,000	844,060
Bank of America Corp., 6.30% to 3/10/26, Series DD(a)(c)(d)		1,310,000	1,317,728
Bank of America Corp., 6.50% to 10/23/24, Series Z(a)(c)(d)		975,000	978,264
Bank of Montreal, 7.70% to 5/26/29, due 5/26/84 (Canada)(d)		600,000	608,551
Bank of Nova Scotia, 4.90% to 6/4/25 (Canada)(a)(c)(d)		550,000	542,588
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(d)		200,000	208,740
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a)(c)(d)(e)		600,000	579,828
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(c)(d)(e)		GBP 800,000	995,334
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(c)(d)(e)		400,000	400,176
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(c)(d)(e)		1,200,000	1,275,482
BNP Paribas SA, 7.375% to 8/19/25 (France)(a)(c)(d)(e)(f)		1,800,000	1,808,770
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(c)(d)(e)(f)		400,000	410,473
BNP Paribas SA, 8.50% to 8/14/28 (France)(c)(d)(e)(f)		600,000	628,651
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(c)(d)(e)(f)		600,000	645,312
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(c)(d)		1,180,000	1,105,452
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(c)(d)		2,075,000	1,753,385
Charles Schwab Corp., 5.375% to 6/1/25, Series G(a)(c)(d)		2,471,000	2,460,076

		Principal Amount**	Value
Citigroup, Inc., 5.95% to 5/15/25, Series P(a)(c)(d)		1,773,000	$1,772,553
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(c)(d)		880,000	884,460
Citigroup, Inc., 7.625% to 11/15/28(a)(c)(d)		1,800,000	1,894,261
Commerzbank AG, 7.00% to 4/9/25 (Germany)(c)(d)(e)(g)		400,000	394,478
Credit Agricole SA, 6.875% to 9/23/24 (France)(a)(c)(d)(e)(f)		1,400,000	1,400,023
Credit Agricole SA, 8.125% to 12/23/25 (France)(a)(c)(d)(e)(f)		1,200,000	1,226,328
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(c)(e)(f)(h)(i)		400,000	46,000
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(a)(c)(d)(e)		600,000	591,344
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(a)(c)(d)(e)		800,000	772,055
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a)(c)(d)(e)		800,000	795,437
ING Groep NV, 6.50% to 4/16/25 (Netherlands)(a)(c)(d)(e)		1,000,000	988,479
ING Groep NV, 6.75% to 4/16/24 (Netherlands)(c)(d)(e)(g)		800,000	800,264
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(a)(c)(d)(e)(f)		600,000	599,087
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a)(c)(d)		975,000	976,001
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(a)(c)(d)		466,000	465,772
JPMorgan Chase & Co., 6.875% to 6/1/29(a)(c)(d)		2,574,000	2,669,939
JPMorgan Chase & Co., 9.348% (3 Month USD Term SOFR + 4.042%), Series S(a)(c)(j)		609,000	610,073
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a)(c)(d)(e)		1,000,000	994,818
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a)(c)(d)(e)		1,200,000	1,198,203
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a)(c)(d)(e)		2,400,000	2,349,578
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a)(c)(d)(e)		2,600,000	2,616,063
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(c)(d)		321,000	314,595
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(c)(d)		841,000	840,913
Societe Generale SA, 8.00% to 9/29/25 (France)(a)(c)(d)(e)(f)		800,000	804,206
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(c)(d)(e)(f)		400,000	415,225
Swedbank AB, 7.75% to 3/17/30 (Sweden)(c)(d)(e)(g)		400,000	397,497
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(d)		600,000	630,812
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(c)(d)(e)(g)		2,000,000	1,982,328
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(c)(d)(e)(g)		1,800,000	1,800,000
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(c)(d)(e)(f)		1,000,000	1,085,975
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(c)(d)(e)(f)		200,000	226,207
UniCredit SpA, 8.00% to 6/3/24 (Italy)(c)(d)(e)(g)		600,000	600,960
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(c)(d)		1,350,000	1,285,269
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a)(c)(d)		1,221,000	1,221,366
Wells Fargo & Co., 7.625% to 9/15/28(a)(c)(d)		2,140,000	2,292,385

			58,064,409

BROKERAGE	0.5%
Goldman Sachs Group, Inc., 4.95% to 2/10/25, Series R(a)(c)(d)		614,000	605,389
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(c)(d)		600,000	638,605

			1,243,994

ENERGY	0.4%
BP Capital Markets PLC, 4.375% to 6/22/25(c)(d)		207,000	203,395
BP Capital Markets PLC, 6.45% to 12/1/33(a)(c)(d)		750,000	778,567

			981,962

FINANCE	0.5%
American Express Co., 3.55% to 9/15/26, Series D(a)(c)(d)		750,000	696,080
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50(d)(f)		392,000	372,868
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(a)(d)(f)		225,000	209,867

			1,278,815

		Principal Amount**	Value
INSURANCE	3.8%
Aegon Ltd., 5.625% to 4/15/29 (Netherlands)(c)(d)(e)(g)		EUR 400,000	$420,604
Allianz SE, 6.35% to 3/6/33, due 9/6/53 (Germany)(a)(d)(f)		200,000	210,436
Argentum Netherlands BV for Swiss Re Ltd., 5.524% to 8/15/27 (Switzerland)(c)(d)(g)		600,000	586,097
Argentum Netherlands BV for Swiss Re Ltd., 5.625% to 8/15/27, due 8/15/52 (Switzerland)(d)(g)		400,000	396,150
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(d)(g)		200,000	196,053
AXA SA, 6.375% to 7/16/33, Series EMTN (France)(c)(d)(e)(g)		EUR 400,000	449,054
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(d)		545,000	546,198
Dai-ichi Life Insurance Co. Ltd., 5.10% to 10/28/24 (Japan)(a)(c)(d)(f)		1,500,000	1,490,127
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(a)(d)(f)		638,000	575,364
Markel Group, Inc., 6.00% to 6/1/25(a)(c)(d)		390,000	387,293
MetLife, Inc., 10.75%, due 8/1/39(a)		500,000	678,770
Phoenix Group Holdings PLC, 4.75% to 6/4/26, due 9/4/31 (United Kingdom)(d)(g)		600,000	579,582
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(a)(d)		1,035,000	972,350
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(d)		250,000	260,548
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(d)(g)		200,000	197,111
QBE Insurance Group Ltd., 5.875% to 5/12/25 (Australia)(a)(c)(d)(f)		200,000	198,474
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(d)(g)		500,000	500,793
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(c)(d)(f)		400,000	399,429
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(c)(d)		1,000,000	1,039,446

			10,083,879

PIPELINES	3.3%
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(a)(d)		800,000	805,748
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(a)(d)		2,170,000	2,263,520
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(a)(d)		1,445,000	1,573,655
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(c)(d)		1,366,000	1,337,022
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(d)		700,000	646,246
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a)(d)		880,000	804,454
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a)(d)		1,296,000	1,262,477

			8,693,122

SHOPPING CENTER	0.3%
Scentre Group Trust 2, 4.75% to 6/24/26 (Australia)(a)(d)(f)		989,000	950,736

TELECOMMUNICATION SERVICES	0.8%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a)(d)		210,000	181,219
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(a)(d)		1,201,000	908,528
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(d)(g)		1,183,000	1,181,847

			2,271,594

UTILITIES	4.2%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(d)		2,075,000	1,831,096
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(c)(d)		700,000	658,817
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a)(c)(d)		1,050,000	1,033,015
Duke Energy Corp., 4.875% to 9/16/24(a)(c)(d)		798,000	793,037
Edison International, 5.375% to 3/15/26, Series A(a)(c)(d)		1,300,000	1,261,245
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a)(d)		1,200,000	1,189,649
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(d)		1,000,000	1,005,766
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(d)		1,925,000	1,785,526
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(d)		800,000	809,035

		Principal Amount**	Value
Southern Co., 4.00% to 10/15/25, due 1/15/51, Series B(a)(d)		1,000,000	$962,662

			11,329,848

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$94,390,105)			94,898,359

CORPORATE BONDS	2.0%
FREE STANDING	0.5%
NNN REIT, Inc., 5.60%, due 10/15/33(a)		380,000	384,925
Realty Income Corp., 3.40%, due 1/15/30		350,000	319,064
Realty Income Corp., 5.625%, due 10/13/32(a)		715,000	730,313

			1,434,302

REGIONAL MALL	0.4%
Simon Property Group LP, 5.50%, due 3/8/33(a)		585,000	595,990
Simon Property Group LP, 5.85%(a)		415,000	427,759

			1,023,749

SHOPPING CENTER	0.5%
Kimco Realty OP LLC, 4.25%, due 4/1/45(a)		400,000	323,770
Retail Opportunity Investments Partnership LP, 4.00%, due 12/15/24(a)		1,000,000	985,428

			1,309,198

SPECIALTY	0.2%
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(a)(f)		600,000	599,692

UTILITIES	0.4%
Enel Finance America LLC, 7.10%, due 10/14/27 (Italy)(a)(f)		200,000	211,699
Enel Finance International NV, 7.50%, due 10/14/32 (Italy)(a)(f)		200,000	225,546
NextEra Energy Capital Holdings, Inc., 6.051%, due 3/1/25(a)		465,000	466,916

			904,161

TOTAL CORPORATE BONDS (Identified cost—$5,122,034)			5,271,102

		Shares
SHORT-TERM INVESTMENTS	1.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.25%(k)		3,437,085	3,437,085
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.26%(k)		974,697	974,697

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$4,411,782)			4,411,782

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$394,805,116)	151.3%		402,834,922
WRITTEN OPTION CONTRACTS (Premiums received—$1,029,793)	(0.4)		(966,760)
LIABILITIES IN EXCESS OF OTHER ASSETS	(50.9)		(135,553,582)

NET ASSETS (Equivalent to $15.93 per share based on 16,722,406 shares of common stock outstanding)	100.0%		$266,314,580

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call—iShares U.S. Real Estate ETF	$90.00	4/19/24	(1,750)	$(15,732,500)	$(187,709)	$(238,000)
Call—iShares U.S. Real Estate ETF	91.00	4/19/24	(2,750)	(24,722,500)	(219,294)	(239,250)
Call—iShares U.S. Real Estate ETF	92.00	4/19/24	(2,000)	(17,980,000)	(223,194)	(118,000)
Call—iShares U.S. Real Estate ETF	93.00	4/19/24	(1,000)	(8,990,000)	(114,322)	(30,950)
			(7,500)	$(67,425,000)	$(744,519)	$(626,200)

Over-the-Counter Options Contracts
Written Options
Description	Counterparty	Exercise Price ($)	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call—American Tower Corp.	Goldman Sachs International	$200.53	4/19/24	(3,552)	$(701,840)	$(12,530)	$(10,179)
Call—Crown Castle, Inc.	Goldman Sachs International	113.17	4/19/24	(3,695)	(391,042)	(8,050)	(2,210)
Call—Equinix, Inc.	Goldman Sachs International	887.60	4/19/24	(580)	(478,691)	(14,094)	(1,485)
Call—Essex Property Trust Inc.	Goldman Sachs International	241.40	4/19/24	(362)	(88,621)	(1,619)	(2,649)
Call—Extra Space Storage, Inc.	Goldman Sachs International	150.67	4/19/24	(2,013)	(295,911)	(6,187)	(4,397)
Call—Host Hotels & Resorts, Inc.	Goldman Sachs International	20.73	4/19/24	(6,644)	(137,398)	(2,438)	(3,150)
Call—Invitation Homes, Inc.	Goldman Sachs International	33.77	4/19/24	(12,530)	(446,193)	(7,765)	(26,479)
Call—Iron Mountain, Inc.	Goldman Sachs International	71.90	4/19/24	(6,544)	(524,894)	(8,726)	(56,663)
Call—Kimco Realty Corp.	Goldman Sachs International	20.44	4/19/24	(1,753)	(34,376)	(688)	(294)
Call—Prologis, Inc.	Goldman Sachs International	137.26	4/19/24	(4,608)	(600,054)	(14,864)	(3,321)
Call—Public Storage	Goldman Sachs International	298.56	4/19/24	(642)	(186,219)	(3,478)	(1,692)
Call—Realty Income Corp.	Goldman Sachs International	54.32	4/19/24	(7,767)	(420,195)	(5,832)	(6,488)
Call—SBA Communications Corp.	Goldman Sachs International	223.91	4/19/24	(544)	(117,885)	(2,197)	(1,400)
Call—Simon Property Group, Inc.	Goldman Sachs International	149.49	4/19/24	(3,489)	(545,994)	(14,564)	(29,201)
Call—VICI Properties, Inc.	Goldman Sachs International	30.54	4/19/24	(9,522)	(283,660)	(4,013)	(1,761)
Call—Welltower, Inc.	Goldman Sachs International	96.48	4/19/24	(10,087)	(942,529)	(19,812)	(5,398)
Call—WP Carey, Inc.	Goldman Sachs International	59.87	4/19/24	(919)	(51,868)	(614)	(126)
Call—American Tower Corp.	Goldman Sachs International	205.54	5/17/24	(4,772)	(942,899)	(19,777)	(16,969)
Call—Crown Castle, Inc.	Goldman Sachs International	113.11	5/17/24	(4,205)	(445,015)	(8,623)	(6,657)
Call—Digital Realty Trust, Inc.	Goldman Sachs International	151.73	5/17/24	(4,075)	(586,963)	(14,173)	(15,137)
Call—Equinix, Inc.	Goldman Sachs International	890.66	5/17/24	(635)	(524,085)	(14,711)	(7,285)
Call—Essex Property Trust Inc.	Goldman Sachs International	245.63	5/17/24	(442)	(108,206)	(2,398)	(3,870)
Call—Extra Space Storage, Inc.	Goldman Sachs International	149.00	5/17/24	(1,748)	(256,956)	(5,216)	(10,178)
Call—Invitation Homes, Inc.	Goldman Sachs International	35.62	5/17/24	(15,449)	(550,139)	(11,843)	(17,363)
Call—Iron Mountain, Inc.	Goldman Sachs International	83.24	5/17/24	(3,804)	(305,119)	(6,180)	(7,635)
Call—Kimco Realty Corp.	Goldman Sachs International	20.08	5/17/24	(2,688)	(52,712)	(899)	(1,446)
Call—Mid-America Apartment Communities, Inc.	Goldman Sachs International	135.36	5/17/24	(577)	(75,922)	(1,193)	(1,458)
Call—Prologis, Inc.	Goldman Sachs International	133.62	5/17/24	(6,429)	(837,184)	(20,739)	(20,113)
Call—Public Storage	Goldman Sachs International	288.39	5/17/24	(543)	(157,503)	(3,712)	(6,404)
Call—Realty Income Corp.	Goldman Sachs International	54.46	5/17/24	(7,623)	(412,404)	(5,826)	(10,547)
Call—SBA Communications Corp.	Goldman Sachs International	225.61	5/17/24	(101)	(21,887)	(598)	(477)

Over-the-Counter Options Contracts (continued)
Written Options
Description	Counterparty	Exercise Price ($)	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call—Simon Property Group, Inc.	Goldman Sachs International	$155.82	5/17/24	(4,520)	$(707,335)	$(19,251)	$(29,336)
Call—Welltower, Inc.	Goldman Sachs International	92.63	5/17/24	(6,814)	(636,700)	(20,346)	(25,028)
Call—Weyerhaeuser Co.	Goldman Sachs International	35.49	5/17/24	(1,956)	(70,240)	(1,515)	(2,827)
Call—WP Carey, Inc.	Goldman Sachs International	58.43	5/17/24	(938)	(52,941)	(803)	(937)
				(142,570)	$(12,991,580)	$(285,274)	$(340,560)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)		Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 37,000,000	2.201%	Monthly	5.330%(m	)	Monthly	10/1/25	$1,435,805	$—	$1,435,805
14,500,000	2.360%	Monthly	5.330%(m	)	Monthly	12/18/25	548,676	—	548,676
37,000,000	1.957%	Monthly	5.330%(m	)	Monthly	3/1/26	1,835,415	—	1,835,415
37,000,000	1.557%	Monthly	5.330%(m	)	Monthly	3/1/27	2,788,785	—	2,788,785
							$6,608,681	$—	$6,608,681

The total amount of all interest rate swap contracts as presented in the table above is representative of the volume of activity for this derivative type during the for the period ended March 28, 2024.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	40,296	USD	43,974	4/3/24	$501
Brown Brothers Harriman	EUR	415,042	USD	449,607	4/3/24	1,839
Brown Brothers Harriman	EUR	350,000	USD	380,241	4/3/24	2,643
Brown Brothers Harriman	GBP	797,901	USD	1,009,310	4/3/24	2,240
Brown Brothers Harriman	USD	869,854	EUR	805,338	4/3/24	(1,015)
Brown Brothers Harriman	USD	1,008,052	GBP	797,901	4/3/24	(982)
Brown Brothers Harriman	EUR	821,087	USD	887,833	5/2/24	975
Brown Brothers Harriman	GBP	790,014	USD	998,179	5/2/24	905
						$7,106

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
GBP	British Pound
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	March 28, 2024 represents the last business day of the Fund’s quarterly period. See Note 1 of the accompanying Notes to Schedule of Investments.
**	Amount denominated in U.S. dollars unless otherwise indicated.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $300,546,985 in aggregate has been pledged as collateral.
(b)	All or a portion of the security is pledged in connection with written option contracts. $49,341,298 in aggregate has been pledged as collateral.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Security converts to floating rate after the indicated fixed–rate coupon period.
(e)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $32,031,747 which represents 12.0% of the net assets of the Fund (7.9% of the managed assets of the Fund).

(f)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $14,740,495 which represents 5.5% of the net assets of the Fund, of which 0.0% are illiquid.

(g)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $10,482,818 which represents 3.9% of the net assets of the Fund, of which 0.0% are illiquid.

(h)	Non–income producing security.
(i)	Security is in default.
(j)	Variable rate. Rate shown is in effect at March 28, 2024.
(k)	Rate quoted represents the annualized seven–day yield.
(l)	Represents number of contracts multiplied by notional contract size multiplied by the underlying price.
(m)	Based on USD-SOFR-OIS. Represents rates in effect at March 28, 2024.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Quarterly Period

Since March 28, 2024 represents the last day during the Fund’s quarterly period on which the New York Stock Exchange was open for trading, the Fund’s schedule of investments have been presented through that date.

Note 2. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Trustees has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Trustees. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgements and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of March 28, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$276,109,833	$—	$—	$276,109,833
Preferred Securities—Exchange-Traded	22,143,846	—	—	22,143,846
Preferred Securities—Over-the-Counter	—	94,898,359	—	94,898,359
Corporate Bonds	—	5,271,102	—	5,271,102
Short-Term Investments	—	4,411,782	—	4,411,782

Total Investments in Securities(a)	$298,253,679	$104,581,243	$—	$402,834,922

Forward Foreign Currency Exchange Contracts	$—	$9,103	$—	$9,103
Interest Rate Swap Contracts	—	6,608,681	—	6,608,681

Total Derivative Assets(a)	$—	$6,617,784	$—	$6,617,784

Forward Foreign Currency Exchange Contracts	$—	$(1,997)	$—	$(1,997)
Written Option Contracts	(595,250)	(371,510)	—	(966,760)

Total Derivative Liabilities(a)	$(595,250)	$(373,507)	$—	$(968,757)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 3. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the monthly average volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the three months ended March 28, 2024:

	Written Option Contracts(a)(b)	Forward Foreign Currency Exchange Contracts(b)
Average Notional Amount	$79,501,187	$1,454,507

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for all months in which the Fund had option contracts and forward foreign currency exchange contracts outstanding at month-end. For the period, this represents three months for written option contracts and three months for forward foreign currency exchange contracts.